UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

GOLDEN QUEEN MINING CO. LTD.
(Exact name of registrant as specified in its charter)

0-21777
(Commission File Number)

British Columbia, Canada	Not Applicable
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

6411 Imperial Avenue, West Vancouver, British Columbia, Canada, V7W 2J5
(Address of principal executive offices) (Zip Code)

(604) 921-7570
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01    Regulation FD Disclosure

On May 17, 2011, Golden Queen Mining Co. Ltd. released an independent reserve report entitled “Soledad Mountain Feasibility Study” dated May 2, 2011, prepared by Norwest Corporation of Vancouver. The reserve report may be found on the Issuer’s website at www.goldenqueen.com.

Note that the reserve report uses Canadian Institute of Mining (CIM) definitions and U.S. investors are cautioned that while these terms are recognized and required by Canadian regulations, the U.S. Securities and Exchange Commission does not recognize them. Please see the Annual Report on Form 10-K for the year ended December 31, 2010 for additional cautionary information for U.S. investors.

The information presented in this section is being furnished and will not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits

99.1	Soledad Mountain Feasibility Study

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Queen Mining Co. Ltd.
Date	May 17, 2011	(Registrant)

/s/ Lutz Klingmann
(Signature)